SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                     _________________________________

                                  FORM 8-K


                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                 July 2, 1997

                             NATIONSBANK CORPORATION
             (Exact name of registrant as specified in its charter)

                                  North Carolina
         (State or other jurisdiction of incorporation or organization)

                                      1-6523
                               (Commission File Number)

                                     56-0906609
                           (IRS Employer Identification No.)

                              NationsBank Corporate Center
                                Charlotte, North Carolina
                        (Address of principal executive offices)

                                        28255
                                     (Zip Code)

                                   (704) 386-5000
                 (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS.

    On July 2, 1997, the Registrant completed a $400 million Eurobond offering of floating rate senior notes (the
"Notes"). The Notes were sold only in Europe and Asia to non-U.S. investors. The Notes mature in seven years and have a coupon interest rate equal to the London Interbank Offered Rate plus a margin of .10 percent. The press release announcing the completion of this offering is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         The following exhibit is filed herewith:


           EXHIBIT NO.            DESCRIPTION OF EXHIBIT



               99.1 Press Release dated July 2, 1997 with respect to the completion of the Registrant's
                            Eurobond offering of floating rate senior notes.




                                SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                             NATIONSBANK CORPORATION


                             By: /s/ CHARLES M. BERGER
                                     Charles M. Berger
                                     Associate General Counsel





Dated: July 3, 1997